Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

Exhibit 10.36

Integris Metals Incorporated

10707 North Pomona Ave

Kansas City MO 64153

Phone: 816-200-1000 Fax: 816-200-1037

SUPPLY AGREEMENT NO. 102003

Name: Featherlite Mfg Inc Address Hwy 63 & 9 City, State, Zip: Cresco, Ia 52136 Attn: Mr. Gary Ihrke, VP	SHIP TO DESTINATION CITY AND ST. Same

Integris Metals, Inc (“Seller”) hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller the following products:

ITEMNO	PRODUCT DESCRIPTION		TOTAL QUANTITY
	3105-H18 White / Clear Wash Coat	Conversion	*****
1	***** x ***** x cut to length	***** lb	*****
2	***** x ***** x cut to length	***** lb	*****
3	***** x ***** x cut to length	***** lb	*****

5052 – H38 White / Clear Wash Coat
4	***** x ***** x cut to length	***** lb	*****

3105 – H18 Black / Clear Wash Coat w / PVC
5	***** x ***** x cut to length	***** lb	*****

	Annual Quantity of all Items		***** lbs
NOTES: * Total Price = Conversion Price plus the price of Ingot to be locked. Conversion numbers are firm for the contract period.

Shipments beginning: Jan. 1, 04 Minimum Order Quantities ***** lbs Minimum Item Quantities ***** lbs Minimum Shipment Quantities ***** lbs	Shipments Ending: Dec. 31, 04

Payment term : Net 30 days	Delivery Terms: FOB Dlvd Cresco, IA FOB Dlvd Shenandoah, IA

Price, Terms and conditions: The prices of the foregoing products, including delivery and payment terms, shall be those regularly established by Seller and in effect on the date of each shipment. The terms and conditions on the reverse hereof constitute a part of this agreement.

Signed by:

Buyer	Integris metals, Inc

/s/ Gary Ihrke

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

Exhibit 10.36

Integris Metals Incorporated

10707 North Pomona Ave

Kansas City MO 64153

Phone: 816-200-1000 Fax: 816-200-1037

SUPPLY AGREEMENT NO. 102003

Name: Featherlite Mfg Inc Address Hwy 63 & 9 City, State, Zip: Cresco, Ia 52136 Attn: Mr. Gary Ihrke, VP	SHIP TO DESTINATION CITY AND ST. Same

Integris Metals, Inc (“Seller”) hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller the following products:

ITEMNO	PRODUCT DESCRIPTION		TOTAL QUANTITY
	3105 – H14 Mill Finish Paper Interleaved	Conversion	*****
1	***** x ***** x cut to length	***** lb	*****
2	***** x ***** x ctl	***** lb	*****
3	***** x ***** x cut to length	***** lb	*****

5052 – H32 Mill Finish Paper Interleaved
4	***** x ***** x cut to length	***** lb	*****

Gauge Tolerane: ******
Gauge Tolerance: *****

	Annual Quantity of all Items		***** lbs
NOTES: * Total Price = Conversion Price plus the price of Ingot to be locked. Conversion numbers are firm for the contract period.

Shipments beginning: Jan. 1, 04 Minimum Order Quantities ***** lbs Minimum Item Quantities ***** lbs Minimum Shipment Quantities ***** lbs	Shipments Ending: Dec. 31, 04

Payment term : Net 30 days	Delivery Terms: FOB Dlvd Cresco, IA FOB Dlvd Shenandoah, IA

Price, Terms and conditions: The prices of the foregoing products, including delivery and payment terms, shall be those regularly established by Seller and in effect on the date of each shipment. The terms and conditions on the reverse hereof constitute a part of this agreement.

Signed by:

Buyer	Integris metals, Inc

/s/ Gary Ihrke